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                                                                                                                      EXHIBIT 99(a)

                                                          BNF BANCORP, INC.
                                                           DECATUR, ALABAMA

                                                   SPECIAL MEETING OF STOCKHOLDERS
                                                               *     , 1994
                                                          -----------

         The undersigned hereby appoints J.E. Horton, Jr. and Luther E. Roberts or either of them, with full power of substitution, to act as proxies for the undersigned, to vote all shares of the Common Stock of BNF BANCORP, INC. ("BNF") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the main office of BNF, 255 Grant Street, S.E., Decatur,
Alabama, on     *      ,   *      * , 1994 at   *   *.m., Central Daylight Time, and at any and all adjournments thereof, as
            -----------  ----- -----          ----- -
follows:

                                                                                                        VOTE
                                                                                   FOR                WITHHELD              AGAINST
                                                                                   ----               --------              -------

         1.      The approval of the Agreement and Plan of                         [ ]                   [ ]                  [ ]
                 Reorganization dated as of January 27, 1994 between
                 Union Planters Corporation ("UPC"), BFC Acquisition
                 Company, Inc., BNF BANCORP, INC. ("BNF") and
                 BANKFIRST, a federal savings bank, including the Plan
                 of Merger and a related letter agreement annexed
                 thereto as Exhibits A and B, respectively
                 (collectively, the "Reorganization Agreement"), and
                 the acquisition by UPC of sole ownership and control
                 of BNF pursuant thereto (the "Reorganization").


                                The Board of Directors recommends a vote "FOR" the listed proposition.

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSITION
STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE PROXIES NAMED IN THIS PROXY AS
DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE SPECIAL MEETING.
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
                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of BNF at the Special Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from BNF prior to the execution of this proxy of the Notice of the Special Meeting and
the Proxy Statement/Prospectus dated   *     , 1994.
                                     ----- --

Dated:                 , 1994
       ----------------
                                                                             -------------------------------------
                                                                               SIGNATURE OF STOCKHOLDER

                                                                             -------------------------------------
                                                                               SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears above.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

                                       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                                             IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE
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